UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2016
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

Item 7.01     Regulation FD Disclosure

On September 29, 2016, Uranium Energy Corp. (the "Company") issued a news release reporting that the United States District Court for the Southern District of Texas entered a judgment dismissing the previously disclosed securities class action law suit against the Company and that the United States Court of Appeals dismissed the plaintiff's appeal of the decision following the plaintiffs' request for voluntary dismissal. No settlement payments or any other consideration was paid by the Company to the plaintiffs in connection with the dismissal.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits

(a)            Financial Statements of Business Acquired

Not applicable.

(b)             Pro forma Financial Information

Not applicable.

(c)             Shell Company Transaction

Not applicable.

(d)             Exhibits
Exhibit	Description
99.1	News Release dated September 29, 2016.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: September 29, 2016.	By: /s/ Pat Obara Pat Obara, Secretary, Treasurer, and Chief Financial Officer

__________